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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  September 9, 1999
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                                V-ONE CORPORATION
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21511
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Delaware                                          52-1953278
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(State or other jurisdiction of incorporation)    (IRS Employer Identification
                                                   No.)



20250 Century Boulevard - Suite 300
Germantown, Maryland                                           20874
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(Address of principal executive offices)                    (Zip Code)



               Registrant's telephone number, including area code:

                                 (301) 515-5200
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         (Former name or former address, if changed since last report.)



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


Item 5.  OTHER EVENTS.
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         SERIES C PREFERRED STOCK AND WARRANT OFFERING

         As of September 9, 1999, V-ONE Corporation, a Delaware corporation (the "Company"), issued 335,000 shares of Series C Preferred Stock (the "Series C Stock") and 3,350,000 non-detachable warrants to purchase shares of the Company's common stock (the "Warrants") to certain accredited investors (the "Purchasers") listed in the Series C Preferred Stock and Non-Detachable Warrants Purchase Agreement dated September 9, 1999 (the "Purchase Agreement") for an aggregate price of $8,793,750. Each share of Series C Stock was issued with ten Warrants ("collectively a "Unit") for a price of $26.25 per Unit pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The Warrants are immediately exercisable at a price of $2.625 per share and will remain outstanding until 90 days after all of the Series C Stock has been redeemed and the shares of common stock underlying the Warrants have been registered for resale. The warrants were valued at $5,795,500 using an option pricing model and the following assumptions: dividend yield of 0%; expected volatility of 68%; risk-free interest rate of 5.35% and expected term of two years.(1)

         The Company received $7,930,250 in net proceeds after payment of all fees and offering expenses. The net proceeds of the offering will be used for general working capital purposes.

         Pursuant to the Purchase Agreement, the Company has granted registration rights to each of the Purchasers whereby the Company is obligated, in certain instances, to register the resale of the shares of common stock issuable upon exercise of the Warrants.

         As a result of the issuance of the Series C Stock, the exercise price per share of the warrant issued to TBCC Funding Trust II on June 30, 1999 to purchase 50,000 shares of the Company's common stock has been reduced from $3.75 to $2.625 pursuant to the antidilution provisions of the warrant.

         The terms of the Series C Stock were determined by the Company's Board of Directors.

         The following is a summary of the Certificate of Designations of the Series C Stock:

         DIVIDENDS. The Series C Stock bears cumulative compounding dividends at an annual rate of 10% for the first five years, 12.5% for the sixth year and 15% in and after the seventh year.

         CONVERSION RIGHTS.  The shares of Series C Stock are not convertible.

         RANKING. The Series C Preferred Stock shall rank (i) senior to the common stock and to the Company's Series B Convertible Preferred Stock ("Series B Stock"), now or hereafter issued, as to payment of dividends; (ii) senior to the common stock, now or hereafter issued, and on a parity with the Series B Stock, as to priority on distribution of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary; and (iii) on a parity with or senior or junior to the shares of any other class of preferred stock (or series of preferred stock of such class) that the Board of Directors or the stockholders may from time to time authorize (provided that such other class or series of stock is permitted by or approved pursuant to, the terms of

_______________

(1) Upon issuance of the Series C Stock and Warrants, the Company allocated a portion of the proceeds to the warrants based on the estimated fair value of the Warrants and Series C Stock. The value attributed to the Warrants is recorded as additional paid-in capital.

the Series C Stock), which class (or series thereof) by its terms ranks on a parity with or senior or junior to, respectively, the shares of Series C Stock.

         VOTING RIGHTS. The affirmative vote or consent of the holders of at least 51% of the outstanding shares of Series C Stock, voting separately as a class, will be required for: (i) the voluntary liquidation, dissolution or winding up of the Company, and for any transaction (or agreement providing therefor) which could be deemed to be a liquidation or winding up (except for certain permitted transactions); (ii) any issuance by the Company of securities (other than Series C Stock) which are senior to or on a parity with the Series C Stock as to dividend rights, rights upon liquidation or in any other material respect; (iii) the declaration or payment of a cash dividend on the common stock or any stock junior to the Series C Stock; and (iv) any amendment of the Company's Certificate of Incorporation or by-laws which would (a) amend or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series C Stock, (b) authorize, create or issue shares of any class of stock having preferences senior to or on a parity with the Series C Stock as to dividend rights, rights upon liquidation or in any other material respect, (c) reclassify any outstanding shares into shares having preferences senior to or on a parity with the Series C Stock as to dividend rights, rights upon liquidation or in any other material respect, or (d) adversely affect the rights of the Series C Stock.

         In addition, prior to the exercise of the Warrants attached to the Series C Stock and except in connection with the election of the Board of Directors, each share of Series C Stock will be entitled to ten common votes and will vote with common shareholders as a class on all matters on which common shareholders are entitled to vote.

         As long as at least 51% of the Series C Stock is outstanding, the holders of a majority of the outstanding shares of Series C Stock, voting separately as a class, shall have the right to elect one director to the Company's Board. The director to be elected by the holders of the Series C Stock shall serve for a term extending from the date of election until the time of the next succeeding annual meeting of shareholders and until his successor has been elected. A director shall not be subject to removal unless such removal is approved by the holders of a majority of the outstanding shares of Series C Stock; provided that, in the event that the Company's Board shall determine that such director, in his or her capacity as such, has acted other than in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe the director's conduct was unlawful, then in such event, the Board may request that the holders of the Series C Stock replace such director. If at any time the directorship to be elected by the holders of the Series C Stock shall be vacant, the President (or any other officer) of the Company shall promptly call a special meeting of the holders of the shares of Series C Stock to be held for the purpose of electing a director to fill such vacancy.

         The holders of the Series C Stock have not yet elected a director pursuant to this provision.

         SINKING FUND. The shares of Series C Stock are not subject to the operation of a purchase, retirement or sinking fund.

         LIQUIDATION  PREFERENCE.  The holders  of  the  Series  C  Stock    are
entitled to a  liquidation  preference  of $26.25 per share.

         The descriptions of the Certificate of Designations, the Warrants and the Purchase Agreement found in this Form 8-K are qualified in their entirety by reference to the exhibits filed with this Form 8-K.

         NASDAQ LISTING STATUS

         On September 1, 1999 the Company received a final determination from the Nasdaq Stock Market ("Nasdaq") regarding the status of the listing of the Company's common stock on the Nasdaq National Market. Nasdaq indicated that the Company's common stock had been moved from the Nasdaq National Market to the Nasdaq SmallCap Market effective as of September 3, 1999. The Company's shares of common stock are currently listed on the SmallCap Market and the Company currently meets all of the listing requirements for continued listing on the SmallCap Market.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

99.1     Certificate of Designations of Series C Preferred Stock.

99.2     Form of Warrant

99.3 Form of Series C Preferred Stock and Non-Detachable Warrants Purchase Agreement between the Company and the Purchasers.

99.4 Balance Sheet as of July 31, 1999, with pro forma adjustment for the Series C Preferred Offering.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  September 14, 1999



                                           V-ONE CORPORATION



                                           By:  /s/ David D. Dawson
                                                --------------------------------
                                           Name:  David D. Dawson
                                           Title:  President and Chief Executive
                                                    Officer